UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 27, 2016

Date of Report
(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 27, 2016, Air Lease Corporation (the “Company”) amended and extended its four-year unsecured revolving credit facility with JPMorgan Chase Bank, N.A., as administrative agent and the lenders named therein (as previously amended and extended by the First Amendment, dated as of June 1, 2015, and as further amended, the “Syndicated Unsecured Revolving Credit Facility”) whereby the Company extended the maturity date from May 5, 2019 to May 5, 2020 and increased the total revolving commitments thereunder to approximately $3.13 billion from approximately $2.78 billion, across 39 financial institutions.  The Syndicated Unsecured Revolving Credit Facility remains priced at LIBOR plus 125 basis points with a 25 basis point facility fee, subject to reductions based on improvements in the Company’s credit ratings. Under the Syndicated Unsecured Revolving Credit Facility, lenders hold revolving commitments totaling approximately $2.78 billion that mature on May 5, 2020, with the remaining revolving commitments maturing prior to May 5, 2020.

The foregoing description of the transaction is qualified in its entirety by reference to the complete text of the Second Amendment (as defined below) and the Extension Agreement (as defined below), which are filed herewith as Exhibit 10.1 and Exhibit 10.2 incorporated by reference herein.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01.                                        Regulation FD Disclosure.

On May 31, 2016, the Company issued a press release announcing entry into the Second Amendment and the Extension Agreement to the Syndicated Unsecured Revolving Credit Facility.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit 10.1

Second Amendment, dated as of May 27, 2016, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, among Air Lease Corporation, as Borrower, the several lenders from time to time party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Second Amendment”).

Exhibit 10.2	Extension Agreement, dated May 27, 2016, among the Company, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Extension Agreement”).

Exhibit 99.1	Air Lease Corporation Press Release dated May 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR LEASE CORPORATION

Date: May 31, 2016

	By:	/s/ Gregory B. Willis
		Name:	Gregory B. Willis
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit 10.1

Second Amendment, dated as of May 27, 2016, to the Second Amended and Restated Credit Agreement, dated as of May 5, 2014, among Air Lease Corporation, as Borrower, the several lenders from time to time parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Exhibit 10.2	Extension Agreement, dated May 27, 2016, among the Company, the several lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

Exhibit 99.1	Air Lease Corporation Press Release dated May 31, 2016.